UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2025

BERRY GLOBAL GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-35672
(Commission File Number)

Delaware	20-5234618
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
(Address of principal executive offices, including zip code)

(812) 424-2904
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BERY	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

On February 5, 2025, the Company held its Annual Meeting of Stockholders at the Bally’s Casino and Hotel located at 421 NW Riverside Dr., Evansville, Indiana 47708 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the four proposals described below. The proposals presented at the Annual Meeting are described in detail in the Company’s Proxy Statement.

At the Annual Meeting, 100,212,115 shares of common stock, or 86.6% of the issued and outstanding shares of common stock, were represented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1: Election of Directors.
Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
B. Evan Bayh	89,855,355	5,479,888	44,338	4,832,534
Jonathan F. Foster	90,642,793	4,692,948	43,840	4,832,534
Meredith R. Harper	94,865,207	466,194	48,180	4,832,534
Idalene F. Kesner	93,135,860	2,199,913	43,808	4,832,534
Kevin J. Kwilinski	94,654,426	681,368	43,787	4,832,534
Jill A. Rahman	90,748,440	4,587,855	43,286	4,832,534
James T. Glerum	92,020,291	3,315,431	43,859	4,832,534
Chaney M. Sheffield	93,275,820	2,059,693	44,068	4,832,534
Robert A. Steele	92,837,957	2,497,727	43,897	4,832,534
Stephen E. Sterrett	94,068,240	1,267,484	43,857	4,832,534
Peter T. Thomas	91,481,338	3,854,299	43,944	4,832,534

Item 2: Ratification of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending September 27, 2025.

Votes For	Votes Against	Abstentions
98,511,124	1,649,186	51,805

Item 3: Advisory, non-binding vote to approve the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,406,134	32,925,314	49,133	4,832,534

Item 4: Advisory, non-binding vote on frequency of vote on executive compensation.

Votes For One Year	Votes For Two Years	Votes For Three Years	Abstentions
92,044,871	18,345	3,206,363	110,002

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number Description
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Berry Global Group, Inc. (Registrant)

Dated: February 11, 2025	By:	/s/ Jason K. Greene
	Name:	Jason K. Greene
	Title:	Executive Vice President, Chief Legal Officer and Secretary